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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 2, 1998



                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)





       Delaware                     0-07945                   63-0661573
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)




            Colonial Financial Center, Suite 800
            One Commerce Street, Montgomery, Alabama        36104
            (Address of Principal Executive Office)       (Zip code)

        Registrant's telephone number, including area code: 334-240-5000



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ITEM 5.  OTHER EVENTS

          Pursuant to Section 7(b) of the Year 2000 Information and Readiness Disclosure Act, Colonial BancGroup hereby identifies the below information as "Year 2000 Readiness Disclosures." Such information has since been updated by subsequent filings and can not be relied upon as accurate as of the date of this filing.

          The information in Section A of this filing was filed by Colonial BancGroup on Form 8-K, dated as of March 16, 1998.

SECTION A

YEAR 2000 READINESS DISCLOSURE


ACQUISITION AND RESTRUCTURING COSTS AND YEAR 2000 COSTS

         Colonial BancGroup has incurred and expects to continue to incur costs outside the course of its normal ongoing operations in connection with acquisitions and related restructuring of acquired companies' operations, costs associated with Year 2000 computer systems compliance and upgrades to technological capabilities. Substantial portions of these costs are internal and not incremental to the ongoing operations of the Company. Certain costs are however additional costs incurred from third parties or in connection with write-downs of existing systems. The current status of these costs is discussed below:


          YEAR 2000 COSTS AND TECHNOLOGICAL RESTRUCTURING:

                BancGroup has established a full time Year 2000 task force to address all Year 2000 compliance issues as well as enhancements to computer and communications systems resulting from upgrades initiated in response to Year 2000 issues. Currently BancGroup is in the process of implementing its plans to bring all major computer systems into Year 2000 compliant status by the last quarter of 1998. Testing of all systems and changes will begin in the last quarter of 1998 and continue through the full year of 1999. The major computer systems involved are:

           - Colonial Bank's mainframe based systems: These systems are provided by third-party vendors of national stature. Upgrades to these systems are in progress and are intended to bring the systems into Year 2000 compliant status and provide enhancements to current capabilities. The costs associated with these upgrades are part of BancGroup's ongoing operating costs.

           - Colonial Mortgage Company's (CMC) servicing and production systems: CMC's systems are primarily in-house systems and are currently being rewritten to Year 2000 compliant status. The cost of the rewrites is estimated to be $1.0 million and is incremental to the Company's ongoing operating costs. This cost is expected to be incurred through September 30, 1998. In


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               addition, CMC's computer hardware is being upgraded to Year 2000 compliant status. This upgrade will also provide additional capacity for the servicing systems as well as an enhanced capability for production. The additional annual cost of the mainframe upgrade (approximately $240,000) is expected to be absorbed through growth in the servicing portfolio and through increased production.


           - Branch automation operating systems: Colonial Bank's branch automation operating systems are being converted to Windows NT from OS/2. This conversion along with establishment of an intranet and increased capacity of communication lines is the most cost effective method of bringing the operating system to Year 2000 compliant status while allowing for more efficient flow of information to and from the branches and providing the highest assurance of continuing vendor support for the Company's branch automation solution. The incremental operating cost for these upgrades (approximately $400,000 annually) is expected to be absorbed through operational efficiencies and increased revenue. The Company will incur a one-time pretax charge during the first quarter of 1998 of approximately $2 million to write-off the remaining book value of the current branch automation equipment that is not Windows NT compatible.

               BancGroup incurred $432,000 in costs during 1997 related to assessing the status of the Company's systems and defining its strategy to bring all systems into Year 2000 compliance. BancGroup expects to incur certain additional third-party costs totaling approximately $300,000 in 1998 relating to the completion of the assessment of the Company's systems and the definition of its strategy to bring all systems into Year 2000 compliance. These costs have been and will continue to be expensed as incurred and are not significant to BancGroup's on-going operating costs.

               The above reflects management's current assessment and estimates. Various factors could cause actual results to differ materially from those contemplated by such assessments, estimates and forward-looking statements. Some of these factors may be beyond the control of BancGroup, including but not limited to, vendor representations, technological advancements, economic factors and competitive considerations.

               Management's evaluation of Year 2000 compliance and technological upgrades is an on-going process involving continual evaluation. Unanticipated problems could develop and alternative solutions may be available that could cause current solutions to be more difficult or costly than currently anticipated.


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     The information in Section B of this filing was filed by Colonial BancGroup on Form 10-K for the Fiscal Year ended December 31, 1997.


     SECTION B

     YEAR 2000 READINESS DISCLOSURE

          The Federal Reserve has established a Year 2000 Supervision Program and published guidelines for implementing procedures to bring computer software programs and processing systems into Year 2000 compliance. In compliance with the guidelines of the Federal Reserve, BancGroup has established a full time Year 2000 task force to address all Year 2000 compliance issues as well as enhancements to computer and communications systems resulting from upgrades initiated in response to Year 2000 issues. Currently BancGroup is in the process of implementing its plans to bring all major computer systems into Year 2000 compliant status by the last quarter of 1998. Testing of all systems and changes will begin in the last quarter of 1998 and continue through the full year of 1999. The major computer systems involved are:

          - Colonial Bank's mainframe based systems: These systems are provided by third-party vendors of national stature. Upgrades to these systems are in progress and are intended to bring the systems into Year 2000 compliant status and provide enhancements to current capabilities. The costs associated with these upgrades are part of BancGroup's ongoing operating costs.

          - Colonial Mortgage Company's (CMC) servicing and production systems:
            CMC's systems are primarily in-house systems and are currently being rewritten to Year 2000 compliant status. The cost of the rewrites is estimated to be $1.0 million and is incremental to BancGroup's ongoing operating costs. This cost is expected to be incurred through September 30, 1998. In addition, CMC's computer hardware is being upgraded to Year 2000 compliant status. This upgrade will also provide additional capacity for the servicing systems as well as an enhanced capability for production. The additional annual cost of the mainframe upgrade (approximately $240,000) is expected to be absorbed through growth in the servicing portfolio and through increased production.

          - Branch automation operating systems: Colonial Bank's branch automation operating systems are being converted to Windows NT from OS/2. This conversion along with establishment of an intranet and increased capacity of communication lines is the most cost effective method of bringing the operating system to Year 2000 compliant status while allowing for more efficient flow of information to and from the branches and providing the highest assurance of continuing vendor support for BancGroup's branch automation solution. The incremental operating cost for these upgrades (approximately $400,000 annually) is expected to be absorbed through operational efficiencies and increased revenue. BancGroup will incur a one-time pretax charge during the first quarter of 1998 of approximately $2 million to write-off the remaining book value of the current branch automation equipment that is not Windows NT compatible.

          BancGroup incurred $432,000 in costs during 1997 related to assessing the status of BancGroup's systems and defining its strategy to bring all systems into Year 2000 compliance. BancGroup expects to incur certain additional third-party costs totaling approximately $300,000 in 1998 relating to the completion of the assessment of BancGroup's systems and the definition of its strategy to bring all systems into Year 2000 compliance. These costs have been and will continue to be expensed as incurred and are not significant to BancGroup's on-going operating costs.

          The above reflects management's current assessment and estimates. Various factors could cause actual results to differ materially from those contemplated by such assessments, estimates and forward-looking statements. Some of these factors may be beyond the control of BancGroup, including but not limited to, vendor representations, technological advancements, economic factors and competitive considerations.

          Management's evaluation of Year 2000 compliance and technological upgrades is an on-going process involving continual evaluation. Unanticipated problems could develop and alternative solutions may be available that could cause current solutions to be more difficult or costly than currently anticipated.

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     The information in Section C of this filing was filed by Colonial BancGroup on Form 10-Q for the Fiscal Quarter ended March 31, 1998.


     SECTION C

     YEAR 2000 READINESS DISCLOSURE

     YEAR 2000 COMPLIANCE:

          The Federal Reserve has established a Year 2000 Supervision Program and published guidelines for implementing procedures to bring computer software programs and processing systems into Year 2000 compliance. In compliance with the guidelines of the Federal Reserve, BancGroup has established a full time Year 2000 task force to address all Year 2000 compliance issues as well as enhancements to computer and communications systems resulting from upgrades initiated in response to Year 2000 issues. Currently BancGroup is in the process of implementing its plans to bring all major computer systems into Year 2000 compliant status by the last quarter of 1998. Testing of all systems and changes will continue through the full year of 1999. The major computer systems involved are:

          - Colonial Bank's mainframe based systems: These systems are provided by third-party vendors of national stature. Upgrades to these systems are in progress and are intended to bring the systems into Year 2000 compliant status and provide enhancements to current capabilities. The costs associated with these upgrades are part of BancGroup's ongoing operating costs.

          - Colonial Mortgage Company's (CMC) servicing and production systems:
            CMC's systems are primarily in-house systems and are currently being rewritten to Year 2000 compliant status. The cost of the rewrites is estimated to be $1.0 million and is incremental to BancGroup's ongoing operating costs. This cost is expected to be incurred through September 30, 1998. In addition, CMC's computer hardware is being upgraded to Year 2000 compliant status. This upgrade will also provide additional capacity for the servicing systems as well as an enhanced capability for production. The additional annual cost of the mainframe upgrade (approximately $240,000) is expected to be absorbed through growth in the servicing portfolio and through increased production.

          - Branch automation operating systems: Colonial Bank's branch automation operating systems are being converted to Windows NT from OS/2. This conversion along with establishment of an intranet and increased capacity of communication lines is the most cost effective method of bringing the operating system to Year 2000 compliant status while allowing for more efficient flow of information to and from the branches and providing the highest assurance of continuing vendor support for BancGroup's branch automation solution. The incremental operating cost for these upgrades (approximately $400,000 annually) is expected to be absorbed through operational efficiencies and increased revenue. BancGroup incurred a one-time pretax charge during the first quarter of 1998 of approximately $2 million to write-off the remaining book value of the current branch automation equipment that is not Windows NT compatible.

          Year 2000 expenses of $2.3 million were incurred during the first quarter of 1998 and include the one-time pretax charge of approximately $2 million to write off the remaining book value of branch automation equipment that is not Windows NT compatible and $330,000 related to the completion of the assessment of the Company's systems and one-time third party costs incurred with upgrading internal systems to Year 2000 compliance. The above reflects management's current assessment and estimates. Various factors could cause actual results to differ materially from those contemplated by such assessments, estimates and forward-looking statements. Some of these factors may be beyond the control of BancGroup, including but not limited to, vendor representations, technological advancements, economic factors and competitive considerations. Management's evaluation of Year 2000 compliance and technological upgrades is an on-going process involving continual evaluation. Unanticipated problems could develop and alternative solutions may be available that could cause current solutions to be more difficult or costly than currently anticipated.


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     The information in Section D of this filing was filed by Colonial BancGroup on Form 10-Q for the Fiscal Quarter ended June 30, 1998.

SECTION D

YEAR 2000 READINESS DISCLOSURE

          YEAR 2000 COMPLIANCE:

          The Federal Reserve has established a Year 2000 Supervision Program and published guidelines for implementing procedures to bring computer software programs and processing systems into Year 2000 compliance. BancGroup has established a full time Year 2000 task force to address all Year 2000 compliance issues as well as enhancements to computer and communications systems resulting from upgrades initiated in response to Year 2000 issues. BancGroup is in the process of implementing plans in accordance with regulatory guidelines to bring all business critical computer systems into Year 2000 compliant status. These guidelines include requirements regarding project plans, testing plans and contingency plans. BancGroup is in conformity with the current requirements regarding completion and implementation of these plans. All business critical systems have been scheduled for implementation or upgrade and testing procedures established for completion by year end 1998.

          Year 2000 expenses of $3 million were incurred through the six months ended June 30, 1998. These expenses included a one-time pretax charge of approximately $2 million in the first quarter for the write off of the remaining book value of branch automation equipment that is to be replaced with year 2000 compliant software. The remaining $1 million is one time third party incremental costs related to the completion of assessment of the Company's systems and upgrading internal systems to Year 2000 compliance. BancGroup anticipates approximately $2 million of additional expense throughout the remainder of 1998. In addition to these expenses, BancGroup plans to purchase $9 million in replacement equipment and software over the remainder of the year which will be depreciated over a period of 3 to 5 years.

      The above reflects management's current assessment and estimates. Various factors could cause actual results to differ materially from those contemplated by such assessments, estimates and forward looking statements. Some of these factors may be beyond the control of BancGroup, including but not limited to, vendor representations, technological advancements, economic factors and competitive considerations. Management's evaluation of Year 2000 compliance and technological upgrades is an ongoing process involving continual evaluation. Unanticipated problems could develop and alternative solutions may be available that could cause current solutions to be more difficult or costly than currently anticipated.


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CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995:

This report contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) deposit attrition, customer loss, or revenue loss in the ordinary course of business; (ii) increases in competitive pressure in the banking industry; (iii) costs or difficulties related to the integration of the businesses of BancGroup and the institutions acquired are greater than expected;
(iv) changes in the interest rate environment which reduce margins (v) general economic conditions, either nationally or regionally, that are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (vi) changes which may occur in the regulatory environment; (vii) a significant rate of inflation (deflation); and (viii) changes in the securities markets. When used in this Report, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries), or its management are intended to identify forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE COLONIAL BANCGROUP, INC.
                                       ----------------------------------------
                                               (Registrant)




Date:  December 2, 1998                /s/ W. Flake Oakley
                                       ----------------------------------------

                                       W. Flake Oakley
                                       Chief Financial Officer

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